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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): MARCH 31, 2003



                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)



          BERMUDA                     1-31339                 98-0371344
 (State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)


   515 POST OAK BLVD., SUITE 600, HOUSTON, TEXAS               77027-3415
      Address of Principal Executive Offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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ITEM 9.   REGULATION FD DISCLOSURE

         On March 31, 2003, Weatherford International Ltd. will be posting on its website (www.weatherford.com) an investor presentation. The presentation can be located under "Corporate - Investor Relations" and will remain available on the website until April 21, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD INTERNATIONAL LTD.



Dated:  March 31, 2003                      /s/ Burt M. Martin
                                       ---------------------------------------
                                                Burt M. Martin
                                            Senior Vice President,
                                         General Counsel and Secretary

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